                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JUNE YEAR: 2002

              MONTH                      12/31/01     1/31/02      2/28/02       3/31/02       4/30/02       5/31/02       6/30/02
                                                      Revised      Revised       Revised       Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $1,466,000  $ 1,578,891   $ 1,141,971   $ 1,554,279    $1,707,430   $1,769,204  $ 1,693,508
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (13,259) $  (339,192)  $  (604,191)  $  (421,580)   $ (127,852)  $ (180,394) $  (511,621)
NET INCOME (LOSS) (MOR-6)               $ (675,264) $(1,001,244)  $(1,266,289)  $(1,083,585)   $ (789,902)  $ (842,445) $(1,173,671)
PAYMENTS TO INSIDERS (MOR-9)            $       --  $        --   $        --                  $       --   $       --  $        --
PAYMENTS TO PROFESSIONALS (MOR-9)       $       --  $        --   $        --                  $       --   $       --  $        --
TOTAL DISBURSEMENTS (MOR-7)(1)          $2,756,941  $ 2,724,120   $ 2,573,236   $ 2,738,115    $3,182,878   $2,867,783  $ 2,703,564
(1) Excludes intercompany
   transfers as follows:                $       --  $   393,386   $   200,000   $   210,000    $  230,000   $  205,000  $   190,000

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         7/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         7/19/02



 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JUNE 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   2,128              $       -                 $     120
        Trade accounts receivable, net              -                   76,785                     71                     2,901
        Other Receivables                           -                    1,848                      -                     3,006
        Due from affiliates                     1,027                   25,130                 13,785                         -
        Inventories                                 -                   35,305                      -                     8,170
        Prepaid expenses                           33                    6,018                      -                        96
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,231                  147,214                 13,856                    14,293

Property, plant and equipment, net                  -                  119,003                  2,760                     5,882
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,281                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,417                      -                     1,209
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  191,570                  1,364                     7,086
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   41,276                      -                    10,366
        Unsecured debt                        186,538                  260,286                  1,110                    70,656
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,047)                 (56,215)                 4,089                    (9,719)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,679)                (507,054)                19,423                  (139,774)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,679)                (509,591)                19,423                  (139,774)

TOTAL LIABILITIES AND EQUITY                $  37,156                $ 396,869              $  21,897                 $  21,384
                                            ====================================================================================

                                         -------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS                 STERLING CANADA,     STERLING PULP       STERLING PULP
                                             INT'L, INC.          FIBERS           INC.         CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11     ELIMINATIONS   01-37810-H4-11     01-37811-H4-11      01-37812-H4-11
                                         -------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                              $     148          $       -           $       -
        Trade accounts receivable, net             -                                  2,670                864               4,588
        Other Receivables                          -                                  4,397                  -                   -
        Due from affiliates                    3,384                (3,384)          56,860                630               8,176
        Inventories                                -                                      -                100               1,790
        Prepaid expenses                           -                                      -                  -                 103
        Deferred income tax benefit                -                                      -                  -                   -
                                           ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,384                (3,384)          64,075              1,594              14,657

Property, plant and equipment, net                 -                                      -                  -              41,674
Deferred income taxes                              -                                      -                  -                   -
Investments-Third Party                            -                                      -                  -                   -
Investments in Subs                                -                                295,811              1,393                   -
Other assets                                   2,547                                  2,721                  -                   -
                                            --------------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 75                  (413)          24,654                445               1,381
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                                 67,152                  -                   -
        Secured Debt Accrued Interest *          662                                 12,165                  -                   -
        Unsecured debt                         1,123                (2,971)         265,052                170              62,343
        Other / Intercompany                       -                                      -                  -
        Deferred income taxes                      -                                      -                  -                   -

Common stock held by new ESOP                      -                                      -                  -                   -
Less: Unearned compensation                        -                                      -                  -                   -
Redeemable preferred stock                         -                                      -                  -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                                     48                  -                   -
        Additional paid-in capital                 -                                 83,348              4,020               1,392
        Retained earnings-Filing Date            779                                (90,594)              (877)              1,518
        Retained earnings-Post Filing Date      (360)                                   782               (771)            (10,303)
        Pension adjustment                         -                                      -                  -                   -
        Accumulated translation adj.               -                                      -                  -                   -
        Deferred compensation                      -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
                                                 419                     -           (6,416)             2,372              (7,393)
        Treasury stock at cost                     -                                      -                  -                   -
                                            --------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       419                     -           (6,416)             2,372              (7,393)

TOTAL LIABILITIES AND EQUITY                $  5,931             $  (3,384)       $ 362,607          $   2,987           $  56,331
                                            ======================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,567
        Trade accounts receivable, net              -                 87,879
        Other Receivables                           -                  9,251
        Due from affiliates                  (109,506)                  (514)
        Inventories                                 -                 45,365
        Prepaid expenses                            -                  6,250
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (109,506)               150,798

Property, plant and equipment, net                  -                169,319
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,781
Investments in Subs                          (381,546)                45,453
Other assets                                       (1)                41,758
                                            --------------------------------

TOTAL ASSETS                                $(491,053)             $ 414,109
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (44,871)               181,704
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,028)                53,441
        Unsecured debt                       (133,138)               714,140
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,122)              (546,056)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (73,544)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,123)              (855,225)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,123)              (857,762)

TOTAL LIABILITIES AND EQUITY                $(491,053)            $  414,109
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       -----------------------------------------------------------------------------------------
                                           12/31/01      1/31/02       2/28/02    3/31/02      4/30/02     5/31/02      6/30/02
                                       -----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $   2,614    $   5,479     $  5,821    $  6,096    $   6,168   $   6,443   $   6,794
ROYALTY AND REVENUE PAYABLE                       --           --                                                --          --
NOTES PAYABLE - INSURANCE                         --           --                                                --          --
TAX PAYABLE:                                      --           --
    Federal Payroll Taxes                         26           --                                                --          --
    State Payroll & Sales                         (3)          (3)          --          (1)          (1)         (2)         (3)
    Ad Valorem Taxes                              --           --                                                --          --
    Other Taxes                                  137          162          232         220          245         270         295
TOTAL TAXES PAYABLE                        $     161    $     159     $    232    $    219    $     244   $     268   $     292
SECURED DEBT POST-PETITION                        --           --                                                --          --
ACCRUED INTEREST PAYABLE                          --           --                                                --          --
*ACCRUED PROFESSIONAL FEES:                       --           --                                                --          --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --           --                                                --          --
  2.  Lease Operating Expenses/Capital            --           --                                                --          --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $   2,775    $   5,638     $  6,053    $  6,315    $   6,412   $   6,711   $   7,086
================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JUNE  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $181,704    $ 171,394    $      98   $       406   $     4,877   $       4,929
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 72,397    $ 72,397     $     --   $     --   $     --   $     --

        31-60           922         922           --         --         --         --

        61-90           542         542           --         --         --         --

        91 +         28,457      28,457           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $102,318    $102,318     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JUNE 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       48,626,030    $          184,425    $        1,693,508
TOTAL COST OF REVENUES                                         --            40,486,413               184,425             2,087,717
GROSS PROFIT                                   $               --    $        8,139,617    $               --    $         (394,209)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              932    $        1,540,817    $               --    $          117,412
  Insiders Compensation                                        --               131,411                    --                    --
  Professional Fees                                            --             1,350,558                    --                    --
  Other (Earnings in Joint Venture)                            --            (2,284,592)              (49,066)                   --

TOTAL OPERATING EXPENSE                        $              932    $          738,194    $          (49,066)   $          117,412
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (932)   $        7,401,423    $           49,066    $         (511,621)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,697,876                    --               614,434
DEPRECIATION                                                   --             1,955,162                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,653,038    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (932)   $        2,748,385    $           49,066    $       (1,173,671)
INCOME TAXES                                                   --                    --                 2,334                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (932)   $        2,748,385    $           46,732    $       (1,173,671)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          617,525   $          360,103
TOTAL COST OF REVENUES                                          --                59,458              460,832
GROSS PROFIT                                    $           83,333    $          558,067   $         (100,729)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $               --    $          231,893   $          (65,492)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $               --    $          231,893   $          (65,492)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           83,333    $          326,174   $          (35,237)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,554                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,349   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           22,668    $         (338,175)  $          (35,237)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           22,668    $         (338,175)  $          (35,237)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,272,103   $         (83,333)    $      54,753,694
TOTAL COST OF REVENUES                                       1,859,446             (83,333)           45,054,958
GROSS PROFIT                                        $        1,412,657   $              --     $       9,698,736
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,865   $        (540,881)            1,893,546
  Insiders Compensation                                             --                  --               131,411
  Professional Fees                                                 --                  --             1,350,558
  Other (Earnings in Joint Venture)                                 --                  --            (2,333,658)


TOTAL OPERATING EXPENSE                             $          608,865   $        (540,881)    $       1,041,857
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          803,792   $         540,881             8,656,879
INTEREST EXPENSE (includes amort of debt fees)                      --             540,881             4,069,410
DEPRECIATION                                                   326,102                  --             2,837,675
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          326,102   $         540,881     $       6,907,085
=================================================================================================================
NET INCOME BEFORE TAXES                             $          477,690   $              --     $       1,749,794
INCOME TAXES                                                        --                  --                 2,334
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          477,690   $              --     $       1,747,460
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                              Dec-01         Jan-02          Feb-02         Mar-02
-----------------                       ------------   ------------    ------------   ------------
1.  CASH-BEGINNING OF MONTH             $    213,923   $    412,443    $    123,772   $    165,556
                                        ------------   ------------    ------------   ------------
RECEIPTS:
2.  CASH SALES                                    --             --    $         --             --
3.  COLLECTION OF ACCOUNTS RECEIVABLE   $  1,489,298   $  1,582,440       1,349,186      1,657,321
4.  LOANS & ADVANCES (attach list)                --             --              --             --
5.  SALE OF ASSETS                                --             --              --             --
6.  OTHER (attach list)                    1,466,164      1,246,396       1,465,834      1,292,880
TOTAL RECEIPTS                          $  2,955,462   $  2,828,836    $  2,815,019   $  2,950,201
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                N/A            N/A             N/A            N/A
DISBURSEMENTS:
7.  NET PAYROLL                         $    146,889   $    211,662    $    142,024   $    157,720
8.  PAYROLL TAXES PAID                        89,708         81,238          61,762         66,433
9.  SALES, USE & OTHER TAXES PAID                 21            802             567          4,742
10. SECURED/RENTAL/LEASES                         --             --              --             --
11. UTILITIES                                260,897        242,028         192,360        254,704
12. INSURANCE                                     --   $  1,582,440              --             --
13. INVENTORY PURCHASES                      146,466         61,262         151,616         73,403
14. VEHICLE EXPENSES                              --             --              --             --
15. TRAVEL & ENTERTAINMENT                       861            546           6,593          5,975
16. REPAIRS, MAINTENANCE & SUPPLIES           49,567         84,536          55,567         39,635
17. ADMINISTRATIVE & SELLING                   1,950             --              --          2,710
18. OTHER (attach list)                    2,060,583      2,435,431       2,162,748      2,345,504
TOTAL DISBURSEMENTS FROM OPERATIONS     $  2,756,941   $  3,117,506    $  2,773,236   $  2,948,115
19. PROFESSIONAL FEES                   $         --   $         --    $         --   $         --
20. U.S. TRUSTEE FEES                             --             --              --             --
21. OTHER REORGANIZATION EXPENSES                 --
    (attach list)                                 --             --              --             --
TOTAL DISBURSEMENTS                     $  2,756,941   $  3,117,506    $  2,773,236   $  2,948,115
22. NET CASH FLOW                       $    198,521   $   (288,670)   $     41,783   $      2,086
23. CASH - END OF MONTH (MOR-2)         $    412,444   $    123,772    $    165,556   $    167,642




CASH RECEIPTS AND                                                                          FILING TO
DISBURSEMENTS                               Apr-02          May-02         Jun-02            DATE
-----------------                        ------------    ------------   ------------     ------------
1.  CASH-BEGINNING OF MONTH              $    167,642    $    151,768   $    155,565     $    714,483
                                         ------------    ------------   ------------     ------------
RECEIPTS:
2.  CASH SALES                                     --    $         --   $         --     $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE       1,655,125       1,652,762      1,514,756       21,954,573
4.  LOANS & ADVANCES (attach list)                 --              --             --               --
5.  SALE OF ASSETS                                 --              --             --               --
6.  OTHER (attach list)                     1,741,879       1,423,818      1,343,454       15,666,742
TOTAL RECEIPTS                           $  3,397,004    $  3,076,580   $  2,858,210     $ 37,621,315
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                 N/A             N/A            N/A              N/A
DISBURSEMENTS:
7.  NET PAYROLL                          $    184,218    $    146,485   $    144,066     $  2,072,539
8.  PAYROLL TAXES PAID                         71,168          56,463         56,059          816,304
9.  SALES, USE & OTHER TAXES PAID               3,914           1,958          2,976           20,452
10. SECURED/RENTAL/LEASES                          --              --             --            4,486
11. UTILITIES                                 223,466         193,003        153,563        2,159,191
12. INSURANCE                                      --              --             --          280,148
13. INVENTORY PURCHASES                       192,570         224,244        149,137        1,549,730
14. VEHICLE EXPENSES                               --              --             --               --
15. TRAVEL & ENTERTAINMENT                         --           6,019          3,207           58,936
16. REPAIRS, MAINTENANCE & SUPPLIES            48,832          88,852         67,749          676,349
17. ADMINISTRATIVE & SELLING                    2,775           2,775             --           15,521
18. OTHER (attach list)                     2,685,999       2,352,984      2,316,805       30,561,931
TOTAL DISBURSEMENTS FROM OPERATIONS      $  3,412,878    $  3,072,783   $  2,893,564     $ 38,215,586
19. PROFESSIONAL FEES                    $         --    $         --   $         --     $         --
20. U.S. TRUSTEE FEES                              --              --             --               --
21. OTHER REORGANIZATION EXPENSES                                                 --
    (attach list)                                  --              --             --               --
TOTAL DISBURSEMENTS                      $  3,412,878    $  3,072,783   $  2,893,564     $ 38,215,586
22. NET CASH FLOW                        $    (15,874)   $      3,797   $    (35,353)    $   (594,271)
23. CASH - END OF MONTH (MOR-2)          $    151,768    $    155,565   $    120,211     $    120,212



MOR-7

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                           Dec-01         Jan-02          Feb-02
   -----------------------                                ----------     ----------      ----------
6.  OTHER RECEIPTS:
       Interest Income                                            --             --
       401(k) Plan Refund                                         --             --
       Cobra Insurance Payment                                 3,764             --           4,834
       Miscellaneous                                              --         32,396
       Royalty Owners Trust Account                               --
       Emission Credits                                           --
       Intercompany Transfers                              1,462,400      1,214,000       1,461,000
       Account Transfers                                          --


   TOTAL OTHER RECEIPTS                                   $1,466,164     $1,246,396      $1,465,834
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                    --                             --
       Workover Expense                                           --                             --
       Capital Expenditures                                       --                             --
       Revenue & Royalties                                        --                             --
       Interest Payment                                           --                             --
       Employee Benefits                                      26,485         27,352          27,296
       Severance tax                                              --                             --
       Pre-petition checks voided in current period               --                             --
       Insiders                                                   --                             --
       Restricted Cash Transactions                               --                             --
       Contract Services                                     367,969        464,117         463,768
       Licenses / Fees / Permits                                  --         14,645           2,190
       Freight                                                59,460         73,970          56,410
       Account Transfers                                          --        393,386         200,000
       Outstanding checks to Balance to G/L                  168,807       (160,665)        104,132
       CIT Revolver Payments                               1,437,861      1,622,626       1,308,951
   TOTAL OTHER DISBURSEMENTS                              $2,060,583     $2,435,431      $2,162,748





   OTHER CASH RECEIPTS AND                                                                                           FILING TO
   DISBURSEMENTS:                                        Mar-02          Apr-02            May-02       Jun-02          DATE
   -----------------------                             ----------     -------------      ----------   ----------    -----------
6.  OTHER RECEIPTS:
       Interest Income                                 $       --     $   13,960.67      $       --           --    $    14,505
       401(k) Plan Refund                                      --                --              --           --             --
       Cobra Insurance Payment                                 --             3,398           2,886        2,640         40,598
       Miscellaneous                                        1,880            70,520           8,931       15,814        266,238
       Royalty Owners Trust Account                            --                --              --           --             --
       Emission Credits                                        --                --              --           --             --
       Intercompany Transfers                           1,291,000         1,424,000       1,412,000    1,324,000     14,404,400
       Account Transfers                                       --           230,000              --           --        940,000


   TOTAL OTHER RECEIPTS                                $1,292,880     $   1,741,879      $1,423,818   $1,342,454    $15,665,742
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                         $       --     $          --      $       --           --    $        --
       Workover Expense                                        --                --              --           --             --
       Capital Expenditures                                    --                --              --           --         17,812
       Revenue & Royalties                                     --                --              --           --         10,150
       Interest Payment                                        --                --              --           --             --
       Employee Benefits                                   41,037            27,032          26,130       25,870        324,216
       Severance tax                                           --                --              --           --             --
       Pre-petition checks voided in current period            --                --              --           --         (5,215)
       Insiders                                                --                --              --           --             --
       Restricted Cash Transactions                            --                --              --           --             --
       Contract Services                                  502,800           434,528         554,635      429,682      2,687,610
       Licenses / Fees / Permits                            1,000                25          14,615       10,257         36,051
       Freight                                             74,185            67,647          83,977       79,432        511,018
       Account Transfers                                  210,000           230,000         205,000      190,000      1,103,386
       Outstanding checks to Balance to G/L              (125,520)          195,350        (193,585)      23,441       (313,366)
       CIT Revolver Payments                            1,642,003         1,734,416       1,662,211    1,558,123     14,473,592
   TOTAL OTHER DISBURSEMENTS                           $2,345,504     $   2,688,999      $2,352,984   $2,316,805    $18,845,256

(1) Represents the period 7/17/01 thru 8/31/01

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
JUNE 2002

   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $    100.00      $      361.01       $ 12,949.76       $       0.00
   RECEIPTS:
   2.  CASH SALES                                         $      0.00      $        0.00       $      0.00       $       0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   280,287.26
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                       0.00       1,135,000.00        190,000.00               0.00
   TOTAL RECEIPTS                                         $280,287.26      $1,135,000.00       $190,000.00       $       0.00
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $                   $144,066.18       $
   8.  PAYROLL TAXES PAID                                                                        56,059.11
   9.  SALES, USE & OTHER TAXES PAID                                            2,976.34
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                              153,563.38
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    149,136.75
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                   3,207.04
   16. REPAIRS, MAINTENANCE & SUPPLIES                                         67,749.43
   17. ADMINISTRATIVE & SELLING                                                     0.00
   18. OTHER (attach list)                                 268,023.86         758,682.58              0.00               0.00
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $268,023.86      $1,135,315.52       $200,125.29       $       0.00
   19. PROFESSIONAL FEES                                  $      0.00      $        0.00       $      0.00       $       0.00
   20. U.S. TRUSTEE FEES                                         0.00               0.00              0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)               0.00               0.00              0.00               0.00
   TOTAL DISBURSEMENTS                                    $268,023.86      $1,135,315.52       $200,125.29       $       0.00
   22. NET CASH FLOW                                      $ 12,263.40      $     (315.52)      $(10,125.29)      $       0.00
   23. CASH - END OF MONTH (MOR-2)                        $ 12,363.40      $       45.49       $  2,824.47       $       0.00

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $   81,341.99     $ 60,811.78         155,564.54
   RECEIPTS:
   2.  CASH SALES                                         $        0.00     $      0.00               0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   1,234,469.13                       1,514,756.39
   4.  LOANS & ADVANCES (attach list)                                                                 0.00
   5.  SALE OF ASSETS                                                                                 0.00
   6.  OTHER (attach list)                                     2,639.73       15,814.25       1,343,453.98
   TOTAL RECEIPTS                                         $1,237,108.86     $ 15,814.25       2,858,210.37
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                 $                   144,066.18
   8.  PAYROLL TAXES PAID                                                                        56,059.11
   9.  SALES, USE & OTHER TAXES PAID                                                              2,976.34
   10. SECURED/RENTAL/LEASES                                                                          0.00
   11. UTILITIES                                                                                153,563.38
   12. INSURANCE                                                                                      0.00
   13. INVENTORY PURCHASES                                                                      149,136.75
   14. VEHICLE EXPENSES                                                                               0.00
   15. TRAVEL & ENTERTAINMENT                                                                     3,207.04
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                           67,749.43
   17. ADMINISTRATIVE & SELLING                                                                       0.00
   18. OTHER (attach list)                                 1,290,098.95            0.00       2,316,805.39
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $1,290,098.95     $      0.00       2,893,563.62
   19. PROFESSIONAL FEES                                  $        0.00     $      0.00               0.00
   20. U.S. TRUSTEE FEES                                           0.00            0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)                 0.00            0.00               0.00
   TOTAL DISBURSEMENTS                                    $1,290,098.95     $      0.00       2,893,563.62
   22. NET CASH FLOW                                      $  (52,990.09)    $ 15,814.25         (35,353.25)
   23. CASH - END OF MONTH (MOR-2)                        $   28,351.90     $ 76,626.03         120,211.29

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

JUNE 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                        1,135,000.00
       Account Transfers                                                                  190,000.00


   TOTAL OTHER RECEIPTS                               $      0.00   $1,135,000.00       $ 190,000.00      $       0.00
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                25,870.04
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                               429,682.39
       Licenses / Fees / Permits                                        10,257.00
       Freight                                                          79,432.27
       Account Transfers                                               190,000.00
       Outstanding checks to Balance to G/L                             23,440.88
       CIT Revolver Payments                           268,023.86
   TOTAL OTHER DISBURSEMENTS                          $268,023.86   $  758,682.58       $       0.00      $       0.00

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:$   13
       Interest Income                                                                            $        0.00
       401(k) Plan Refund                                                                                  0.00
       Cobra Insurance Payment                                 2,639.73                                2,639.73
       Miscellaneous                                                           15,814.25              15,814.25
       Royalty Owners Trust Account                                                                        0.00
       Emission Credits                                                                                    0.00
       Intercompany Transfers                                                                      1,325,000.00
       Account Transfers                                                                                   0.00
                                                                                                           0.00
                                                                                                           0.00
   TOTAL OTHER RECEIPTS                                   $    2,639.73      $ 15,814.25          $1,343,453.98
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $        0.00
       Workover Expense                                                                                    0.00
       Capital Expenditures                                                                                0.00
       Revenue & Royalties                                                                                 0.00
       Interest Payment                                                                                    0.00
       Employee Benefits                                                                              25,870.04
       Severance tax                                                                                       0.00
       Pre-petition checks voided in current period                                                        0.00
       Insiders                                                                                            0.00
       Restricted Cash Transactions                                                                        0.00
       Contract Services                                                                             429,682.39
       Licenses / Fees / Permits                                                                      10,257.00
       Freight                                                                                        79,432.27
       Account Transfers                                                                             190,000.00
       Outstanding checks to Balance to G/L                                                           23,440.88
       CIT Revolver Payments                              $1,290,098.95                            1,558,122.81
TOTAL OTHER DISBURSEMENTS                                 $1,290,098.95     $       0.00          $2,316,805.39



MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                          CASH ACCOUNT RECONCILIATION
                               MONTH OF JUNE 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------               ---------------   ----------    ----------------    --------------  ---------------   ---------------
BANK BALANCE                 $           45   $    28,352    $       76,626    $        2,824     $       12,363    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE        $           45        28,352    $       76,626    $        2,824     $       12,363    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS   $          361   $    81,342    $       60,812    $       12,950     $          100    $          --
RECEIPTS                                        1,237,109            15,814                              280,287
TRANSFERS BETWEEN ACCOUNTS          945,000                              --           190,000
(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS         (945,316)   (1,290,099)                           (200,125)          (268,024)
ENDING CASH - PER BOOKS      $           45   $    28,352    $       76,626    $        2,824     $       12,363    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $   120,211
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $   120,211
===========================================
BEGINNING CASH - PER BOOKS      $   155,565
RECEIPTS                          1,533,210
TRANSFERS BETWEEN ACCOUNTS        1,135,000
(WITHDRAWAL) CONTRIBUTION-               --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (2,703,564)
ENDING CASH - PER BOOKS         $   120,210
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                       FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    Dec-2001   Jan-2002   Feb-2002   Mar-2002   Apr-2002   May-2002    Jun-2002     DATE
-------------------------------------    --------   --------   --------   --------   ---------  --------    --------   ---------

1.                                       $     --   $     --   $     --   $     --    $     --  $     --    $     --    $     --
2.                                             --         --         --         --          --        --          --          --
3.                                             --         --         --         --          --        --          --          --
4.                                             --         --         --         --          --        --          --          --
5.                                             --         --         --         --          --        --          --          --
6.                                             --         --         --         --          --        --          --          --
7.                                             --         --         --         --          --        --          --          --
8.                                             --         --         --         --          --        --          --          --
9.                                             --         --         --         --          --        --          --          --


TOTAL INSIDERS (MOR-1)                   $     --   $     --   $     --   $     --    $     --  $     --    $     --    $     --

         PROFESSIONALS                                                                                              FILING TO
        NAME/ORDER DATE         Dec-2001     Jan-2002     Feb-2002    Mar-2002    Apr-2002   May-2002  Jun-2002       DATE
        ---------------         --------     --------     --------    ---------   ---------  --------  --------     ---------

1.                              $     --     $     --     $     --    $     --    $     --   $     --  $     --     $     --
2.                                    --           --           --          --          --         --        --           --
3.                                    --           --           --          --          --         --        --           --
4.                                    --           --           --          --          --         --        --           --
5.                                    --           --           --          --          --         --        --           --
6.                                    --           --           --          --          --         --        --           --
TOTAL PROFESSIONALS (MOR-1)     $     --     $     --     $     --    $     --    $     --   $     --  $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9